Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Single Use Vials
Discard Unused Portion
stridium histolyticum
onal use
Sterile Diluent

BioSpecifics
TECHNOLOGIES CORP.

July 2013

Forward-Looking Statements

- This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the timing of the review and potential approval by the FDA of XIAFLEX as a treatment for Peyronie's disease; the timing of the potential US commercial launch and submission of the MAA to the EMA with respect to the use of XIAFLEX for the treatment of Peyronie's disease; the timing of results from Auxilium's clinical trials for Dupuytren's contracture (release of year 5 recurrence data and top-line data for multi-cord study); the timing of a potential sBLA filing to expand the label for Dupuytren's contracture for multiple injections into the same hand and the potential for Auxilium to receive approval for such expansion; the timing for Auxilium to initiate a phase II trial of XIAFLEX as a treatment for cellulite; the timing for Auxilium to initiate next-stage trials of XIAFLEX as a treatment for frozen shoulder; the timing of reporting top-line data from BioSpecifics' trials of XIAFLEX for the treatment of human lipoma and canine lipoma; the potential market for XIAFLEX as a treatment for various indications; the receipt of payments from Auxilium; and the momentum for XIAFLEX. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium and its partners to achieve their respective objectives for XIAFLEX in their applicable territories; Auxilium or any of its partners modifying their respective objectives and/or allocating resources other than to XIAFLEX; the potential market for XIAFLEX in a given indication being smaller than anticipated; the potential of XIAFLEX to be used in additional indications and the initiation, timing and outcome of clinical trials of XIAFLEX for additional indications; the timing of regulatory filings and action; the receipt of any applicable milestone payments from Auxilium; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2012, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, and our Current Reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

Company Overview

BioSpecifics is a commercial-stage biopharma company developing injectable collagenase (XIAFLEX®) for a broad range of clinical indications

XIAFLEX Marketed for Dupuytren's Contracture in US	Injectable collagenase is currently marketed for Dupuytren's contracture as XIAFLEX in the US by strategic partner Auxilium Pharmaceuticals
Potential FDA Approval of XIAFLEX for Peyronie's Disease by September 6, 2013	sBLA filing for XIAFLEX accepted by FDA with PDUFA date of September 6, 2013
XIAFLEX Clinical Development in Four Additional Indications	BioSpecifics developing XIAFLEX in human and canine lipomas Auxilium developing XIAFLEX in frozen shoulder and cellulite
Ex-US Strategic Partnerships	Auxilium partnered with Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for commercialization of XIAFLEX for Dupuytren's contracture and Peyronie's disease
Consistent Profitability & Strong IP Portfolio	Company is profitable on an ongoing annual basis Strong patent protection through 2028

Vast Therapeutic Potential for XIAFLEX

- XIAFLEX* (injectable collagenase) provides a first-in-class, minimally invasive nonsurgical treatment option for conditions and diseases caused by collagen accumulation
  - Many of these conditions have no FDA-approved pharmaceutical therapies, patients currently have limited treatment options such as surgical or invasive nonsurgical procedures
- BioSpecifics has documented positive clinical results in multiple potential indications:
  - Dupuytren's contracture†
  - Peyronie's disease†
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy

*Registered Trademark: Auxilium Pharmaceuticals, Inc.
†Currently being tested in the clinic

Dupuytren's Contracture

XIAFLEX for Dupuytren's Contracture

Definition & Key Complications	▪ Formation of a collagen cord in the hand that causes one or more fingers to contract toward the palm, limiting range of motion of the fingers ▪ Often results in physical disability, significantly affecting quality of life and daily activities
XIAFLEX is the First and Only Approved Nonsurgical Therapy	▪ First and only FDA, Health Canada and EMA-approved nonsurgical treatment for adult patients with a palpable cord ▪ Approved in the US, Europe and Canada
XIAFLEX US Market Opportunity	▪ 300K patients diagnosed and 70K corrective surgical procedures performed (est.) annually
Focus on Sales Growth and Commercial Expansion	▪ $55.2M in US XIAFLEX revenues for Auxilium in 2012, a 31% growth over prior year ▪ Multi-cord label expansion study underway; top-line data expected in 1Q14

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture
Multi-cord Label Expansion Study Underway

- Open label multi-cord study currently enrolling patients
  - Enrolling patients at 65 sites in US, Australia, New Zealand and EU
  - Patients receive 2 concurrent injections of 0.58 mg XIAFLEX per affected hand at 24-72 hrs, with 15-, 31- and 61-day follow up
- Top-line data anticipated in 1Q14
  - Auxilium expects to file sBLA for XIAFLEX label expansion for multiple concurrent injections into same hand in 2Q14
- Based on positive top-line results from Phase IIIb multi-cord study in 60 patients
- SDI Health LLC estimates 35% to 40% of Dupuytren's contracture surgeries in the US are performed to treat two or more cords concurrently

Pre-treatment:



Post-treatment:



Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX Deep Clinical Pipeline

XIAFLEX Deep Clinical Pipeline

Indications	Preclinical	Phase I	Phase II	Phase III	Marketed
Dupuytren's Contracture	*Multi-cord label expansion study top-line data expected in 1Q14*				
Peyronie's Disease	*PDUFA for sBLA filing – September 6, 2013*				
Frozen Shoulder	*Progression to next stage trials expected in 2H13*				
*Canine Lipoma	*Top-line data expected in 2H13*				
*Human Lipoma	*Top-line data expected in 2H13*				
Cellulite	Initiation of Phase II study expected in 2H13				

*BioSpecifics-managed development program

XIAFLEX for Peyronie's Disease
PDUFA Date: September 6, 2013

Definition & Key Complications	▪ Excess of inelastic collagen causing penile curvature deformity, which can result in pain with erection, penile shortening, indentations, erectile dysfunction and/or difficulty with sexual intercourse – In severe cases, penis can bend at 90° angle during erection ▪ Can lead to loss of self-esteem and depression for patients and their partners
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	▪ Surgery is the only proven treatment option and can have multiple disadvantages and potential complications ▪ Most patients opt for unapproved medical therapies, the results of which are variable
XIAFLEX US Market Opportunity	▪ 65 to 120K patients (est.) diagnosed annually, but believed to be under-diagnosed ▪ Auxilium sales force has solid track record in urology with existing physician relationships
Potential FDA Approval by September 6, 2013 & EU Application in 4Q13	▪ sBLA filing for XIAFLEX accepted by FDA with PDUFA date of September 6, 2013, based on positive top-line data from IMPRESS Phase III clinical trials ▪ If approved, Auxilium plans to execute US commercial launch in 4Q13 ▪ Auxilium also plans to submit a MAA for Peyronie's disease to the EMA in 4Q13

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Current Treatment Options

Patients currently choose from four treatment modalities:

Invasive Surgical Procedures	▪ Examples include plication, grafting, prosthesis
Invasive Non-Surgical Procedures	▪ Verapamil Injection
Non-Invasive Procedures	▪ Examples include Vitamin E, potaba, colchicine
No Treatment	

Surgical Procedures







Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Positive Top-line Results from IMPRESS Phase III Trials

- IMPRESS* I and II clinical trial design
  - Two randomized (2:1 of 0.58 mg XIAFLEX or placebo) double-blind Phase III trials in over 800 patients at 64 sites in US and Australia, with 52-week follow up
  - Two co-primary endpoints were % improvement in penile curvature deformity and patient-reported bother vs. placebo
- Positive top-line results reported in June 2012
  - XIAFLEX demonstrated statistically significant improvements in both co-primary endpoints versus placebo in both IMPRESS trials
  - Well-tolerated with most common adverse events local to injection site and consistent with those reported in previous trials
  - Results published in Feb. 2013 online addition of *The Journal of Urology* and presented at American Urological Association 2013 Annual Meeting
- sBLA filing accepted by FDA: PDUFA: 9/6/13
  - BioSpecifics expects to receive a modest milestone payment from Auxilium




38% Improvement

*The Investigation for Maximal Peyronie's Reduction Efficacy and Safety Studies

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Canine and Human Lipomas
BioSpecifics-Managed Phase II Clinical Programs

Definition & Key Complications	▪ Encapsulated deposits of benign fatty tumors often detected as bulges under the skin that occur in both humans and dogs ▪ The most common benign tumors found in humans and can be a serious health problem in dogs, often restricting motion in older dogs	
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available for either population ▪ Most frequently elected treatment is surgery, which can be risky due to the need for general anesthesia (especially for older dogs)	
	Canine Lipoma	***Human Lipoma***
XIAFLEX US Market Opportunity	▪ 1.7M dogs affected and 25 surgeries per veterinarian performed (est.) annually ▪ Represents 1M potential treatments (est.) annually	▪ 1% of total human population (est.) 575K patients diagnosed annually
Top-line data for Ph II Trials Expected in 2H13	▪ Enrollment complete in Chien-804, a placebo-controlled, randomized Phase II trial in 32 canines	▪ Enrollment complete in 14 patient, dose escalation Phase II trial

XIAFLEX for Canine Lipomas
Chien-804 Placebo-controlled Phase II Trial

- BioSpecifics conducting placebo-controlled, randomized Phase II trial for XIAFLEX in dogs with benign subcutaneous lipomas
  - 32 dogs randomized, single injection 1:1 XIAFLEX to placebo
  - Primary efficacy endpoint: Relative change in lipoma volume from baseline to 3 months, as determined by CT scan
    - Secondary endpoints: Analysis of canines with ≥50% decrease in volume; relative change in volume at 1 month; relative change in surface area at 1 and 3 months; lipoma texture and hardness; dog owner satisfaction via questionnaire
- Enrollment complete, top-line data expected in 2H13
- Based on positive results from Chien-802 study
  - Open label, single injection trial evaluating 3 dogs at 90-days post-treatment
  - Results for treated lipomas showed 97% average decrease in lipoma size, while untreated showed average increase of 23%


Day 0
Day 30

XIAFLEX for Human Lipomas
Dose Escalation Phase II Clinical Trial

- BioSpecifics conducting open label, dose escalation Phase II trial for humans with benign subcutaneous lipomas
  - 14 patients at single center with single injection administered in 4 ascending dosage groups ranging from 0.058 mg to 0.44 mg XIAFLEX
  - Primary efficacy endpoint: Change in visible lipoma surface area, as determined at 6 months post-injection
    - Secondary endpoints: Change in target lipoma length; relative change in surface area at 1 and 3 months; relative change in volume as measured by MRI at 6 months
    - Also collecting information on lipoma characteristics and safety, and administering questionnaire to assess lipoma bother prior to injection and at each follow up visit



- Enrollment complete, top-line data expected in 2H13
- Based on positive results from Phase I trial
  - Results showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
  - 93% average reduction of lipoma size post treatment at 6 months

XIAFLEX for Frozen Shoulder
Phase IIa Top-line Data Reported in March 2013

Definition & Key Complications	▪ Inflammation and thickening of shoulder capsule due to collagen accumulation, ▪ Condition often limits the range of motion of the shoulder
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Common available treatment option is manipulation, which is painful and requires general anesthesia
XIAFLEX Market Opportunity	▪ Affects 20-50M people (est.) worldwide ▪ 700K patients visit doctor for condition (est.) in the US annually
Initiation of Next Stage Trials Expected in 2H13	▪ Positive top-line data from Phase IIa study showed statistically significant improvements from baseline compared to control group (exercise-only) ▪ Data support progression into next stage trials in 2H13



Source: Auxilium Pharmaceuticals, Inc.

Frozen Shoulder – Statistically Significant XIAFLEX Dose Response in Phase IIa Study



Change from Baseline (Degrees)
60
50
40
30
20
10
0
P<0.05 Comparison to Exercise Cohort
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.29mg (1mL)
0.58mg(2mL)
0.58mg(1mL)
0.58mg(0.5mL)
Exercise
XIAFLEX

- Both the 0.58 mg(1mL) and 0.58 mg(2mL) cohort demonstrated statistically significant improvement over baseline scores vs. the exercise-only group ($p<0.05$) in forward flexion, pain and function.
- Treatment-related adverse events were consistent with XIAFLEX use in other approved and potential indications. All such events resolved without intervention.
- No subjects discontinued the study due to an adverse event and there were no drug-related serious adverse events reported.

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Cellulite
Phase II Trial Initiation Expected in 2H13

Definition	▪ Skin dimpling as a result of collagen fibrous septae held in an irregular pattern under the skin, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity for XIAFLEX as First Nonsurgical Therapy	▪ Affects 85-98% of women (est.) and rarely in men ▪ XIAFLEX has potential to be first and only FDA-approved nonsurgical therapy
Phase II Trial Initiation Expected in 2H13	▪ Top-line 30-Day data announced from Phase Ib study showed all doses of XIAFLEX (0.0029 to 0.116 mg) were generally well-tolerated – 63% of patients treated with XIAFLEX experienced some improvement in the volume of their target cellulite dimple at Day 30 – Study is evaluating safety and effectiveness of XIAFLEX at 30, 60 and 90 days ▪ Data support progression into Phase II clinical trial in 2H13


Before Collagenase


One month
after Collagenase


Six months
after Collagenase

Source of data: Auxilium Pharmaceuticals, Inc.

Source of photo: A. Dagum and M. Badalamente, Plastic and Reconstructive Surgery (Sept 15, 2006)

Corporate Overview

Auxilium Strategic Partnership

BioSpecifics is partnered with Auxilium for the development and commercialization of injectable collagenase

>$32M Received from Auxilium	Over $32M total received in licensing, sublicensing, milestone, COGS, and royalty payments as of March 31, 2013
Future Payments Due to BioSpecifics from Auxilium	BioSpecifics to receive: – Low double digit royalties as % of net sales by Auxilium – Additional mark-up on COGS – Modest milestones for additional indications and regulatory submissions worldwide
Auxilium Opt-In Rights	Auxilium has right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Ex-US Strategic Partnerships	Auxilium partnered with Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for Dupuytren's contracture and Peyronie's disease BioSpecifics entitled to specified % of potential regulatory milestones and royalties that Auxilium receives from its sublicensees

Strong Intellectual Property Portfolio

- Strong, long-term patent protection for injectable collagenase:
  - *Dupuytren's contracture:* XIAFLEX has Orphan Drug protection in US until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
  - *Peyronie's disease:* Auxilium will have 7 years of orphan drug protection in US for XIAFLEX, if approved
  - *Patents and patent applications:* Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
    - Dupuytren's contracture
    - Peyronie's disease
    - Frozen shoulder
    - Removal of adipose tissue
    - Others

Consistently Profitable Annually
2013 Financial Highlights

	For the quarter ended 03/31/13 (unaudited)	For the year ended 12/31/12 (unaudited)
Cash and equivalents, short term investments	$ 12,211,382	$ 8,503,737
Income Statement		
Revenues	$ 3,980,024	$ 11,145,078
Other income	5,866	34,634
Costs and expenses	(1,913,356)	(6,024,583)
Provision for income taxes	(719,450)	(2,174,054)
Net income	**$ 1,353,084**	**$ 2,981,075**
Net income per basic share	$ 0.21	$ 0.47
Net income per diluted share	$ 0.19	$ 0.43
Shares used in computation of basic net income	6,356,954	6,351,245
Shares used in computation of diluted net income	6,955,452	6,981,527

Anticipated Upcoming Milestones
Significant Momentum for XIAFLEX into 2014

Indications	3Q13	4Q13	1Q14	2Q14
Dupuytren's Contracture	Year 5 recurrence data		Multi-cord study top-line data	Multi-cord sBLA filing
Peyronie's Disease	Potential FDA approval (PDUFA: Sept 6)	Potential US launch MAA submission to EMA		
Frozen Shoulder	Initiation of next stage trials			
*Lipomas	Canine & human lipoma Phase II top-line data			
Cellulite	Phase II clinical trial initiation			

*BioSpecifics-managed development programs

Source: Auxilium Pharmaceuticals, Inc.

Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE



Single Use Vials
Discard Unused Portion
stridium histolyticum
onal use
Sterile Diluent

BioSpecifics TECHNOLOGIES CORP.

July 2013